UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 17, 2013

Carnival Corporation (Exact name of registrant as specified in its charter)	Carnival plc (Exact name of registrant as specified in its charter)
Republic of Panama (State or other jurisdiction of incorporation)	England and Wales (State or other jurisdiction of incorporation)
1-9610 (Commission File Number)	1-15136 (Commission File Number)
59-1562976 (I.R.S. Employer Identification No.)	98-0357772 (I.R.S. Employer Identification No.)
3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America (Address of principal executive offices) (Zip code)	Carnival House 5 Gainsford Street London SE1 2NE United Kingdom (Address of principal executive offices) (Zip code)
(305) 599-2600 (Registrant’s telephone number, including area code)	011 44 20 7940 5381 (Registrant’s telephone number, including area code)
None (Former name or former address, if changed since last report.)	None (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The annual meetings of shareholders of Carnival Corporation and Carnival plc were held on April 17, 2013 (the “Annual Meetings”). On all matters which came before the Annual Meetings, holders of Carnival Corporation common stock and Carnival plc ordinary shares were entitled to one vote for each share held. Proxies for 682,394,740 shares entitled to vote were received in connection with the Annual Meetings.

The matters which were submitted to Carnival Corporation and Carnival plc’s shareholders for approval at the Annual Meetings and the tabulation of the final votes with respect to each such matter were as follows:

Director Elections.

	Proposal	For	Against	Abstain	Broker Non- Votes
1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc	611,916,267	44,757,561	7,743,758	17,977,153
2	To re-elect Sir Jonathon Band as a director of Carnival Corporation and Carnival plc	659,478,420	3,846,059	1,093,108	17,977,153
3.	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc	601,676,974	56,881,951	5,858,661	17,977,153
4.	To re-elect Pier Luigi Foschi as a director of Carnival Corporation and Carnival plc	629,265,192	34,030,587	1,121,808	17,977,153
5.	To re-elect Howard S. Frank as a director of Carnival Corporation and Carnival plc	631,510,981	31,809,564	1,097,042	17,977,153
6.	To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc	613,967,548	44,923,997	5,526,042	17,977,153
7.	To re-elect Debra Kelly-Ennis as a director of Carnival Corporation and Carnival plc	657,074,667	4,474,981	2,867,939	17,977,153
8.	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc	623,054,353	34,121,147	7,242,086	17,977,153
9.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc	613,707,396	44,966,534	5,743,656	17,977,153
10.	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc	629,155,656	34,161,907	1,100,024	17,977,153
11.	To re-elect Randall J. Weisenburger as a director of Carnival Corporation and Carnival plc	651,540,069	11,467,981	1,409,536	17,977,153

Other Matters.

12.	To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for Carnival Corporation	675,253,957	6,514,068	626,715	0
13.	To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors of Carnival plc	679,204,078	2,525,975	664,687	0
14.	To receive the UK accounts and reports of the directors and auditors of Carnival plc for the year ended November 30, 2012	671,247,964	8,804,715	2,342,061	0
15.	To approve the fiscal 2012 compensation of the named executive officers of Carnival Corporation & plc	607,549,280	44,507,254	12,361,053	17,977,153
16.	To approve the Directors’ Remuneration Report of Carnival plc for the year ended November 30, 2012	632,456,414	36,255,898	13,682,428	0
17.	To approve the giving of authority for the allotment new shares by Carnival plc	659,905,067	19,816,177	2,673,495	0
18.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc	677,013,011	3,740,840	1,640,889	0
19.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market	676,576,938	2,062,840	3,754,962	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation	Carnival plc

By: /s/ Arnaldo Perez	By: /s/ Arnaldo Perez
Name: Arnaldo Perez	Name: Arnaldo Perez
Title: Senior Vice President, General Counsel & Secretary	Title: Senior Vice President, General Counsel & Company Secretary
Date: April 23, 2013	Date: April 23, 2013